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                                                                   EXHIBIT 23(C)
                       CONSENT OF INDEPENDENT ACCOUNTANTS
     We consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated June 15, 1995, with respect to the financial statements ans supplemental schedules of The Master Medical Corporation for the year ended December 31, 1994. We also consent to the references to us under the headings "Experts" in such Prospectus.
                                         MANSPERGER, PATTERSON & MCMULLIN, CPA'S
Tempe, Arizona
December 20, 1995